                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 8, 1996



                       PEGASUS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




   Delaware                   0-21389                    51-0374669
---------------            ------------              -------------------
(State or other            (Commission                (I.R.S. Employer
jurisdiction of            File Number)              Identification No.)
incorporation)



       c/o Pegasus Communications Management Company, 100 Matsonford Road,
        5 Radnor Corporate Center, Suite 454, Radnor, Pennsylvania 19087
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 610-341-1801



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         On May 30, 1996, the Company's parent, Pegasus Communications Holdings, Inc. ("PCH"), entered into a definitive agreement with Harron Communications Corp. ("Harron") with respect to the Company's acquisition of rights as an exclusive provider of DIRECTV services in certain rural areas of Texas and Michigan and assets related thereto (the "Assets").

         On October 8, 1996, concurrently with the initial public offering (the "Public Offering") of the Company's Class A Common Stock (the "Class A Shares"), Harron contributed the Assets to the Company in exchange for 852,110 Class A Shares (representing $11,929,546 of Class A Shares at the initial public offering price of $14.00 per share in the Public Offering) and $17,894,319 in cash. The cash portion of the consideration is subject to certain post-closing adjustments. The acquisition was financed through net proceeds received by the Company in the Public Offering.

         At the completion of the Public Offering, Harron was deemed to own approximately 19.1% of the outstanding Class A Shares and 9.4% of the combined outstanding Class A and Class B Shares. In connection with the acquisition, PCH agreed to nominate a designee of Harron as a member of the Company's Board of Directors. Effective October 8, 1996, the Company elected such designee, James
J. McEntee, III, to the Board of Directors of the Company. Harron's right to designate one director to the Board of Directors expires on October 8, 1998, the second anniversary from the acquisition of the Assets.

         The Assets consist of properties, rights and other assets used by Harron in the DIRECTV distribution business in certain areas of Texas and Michigan. The exclusive territory includes approximately 391,000 television households and 20,000 business locations in nine counties in the Flint, Saginaw and thumb regions of Michigan and seven counties approximately 45 miles south of the Dallas/Fort Worth metroplex. As of August 1996, there were approximately 9,700 DIRECTV subscribers in the exclusive areas. The exclusive rights acquired by the Company were granted to Harron through two distribution agreements among Harron and the National Rural Telecommunications Cooperative, pursuant to which Harron was granted the right to distribute DIRECTV programming offered by DIRECTV, Inc. in the exclusive areas. The Company plans to continue to use the Assets in its DBS business.

         In connection with the acquisition of the Assets, the Company entered into a stockholders' agreement with Harron (the "Stockholders' Agreement") which provides Harron certain piggyback registration rights until such time as the Class A Shares received by Harron (i) have been effectively registered under the Securities Act of 1933, or amended (the "Securities Act") or (ii) may be sold to the public pursuant to Rule 144 under the Securities Act. The Stockholders' Agreement also provides the Company a right of first offer until October 8, 1998 if Harron desires to sell or transfer any Class A Shares in a private transaction exempt from the Securities Act or state securities laws.

Item 7.  Financial Statements, Pro Forma Financial
         Information, and Exhibits
         ------------------------------------------
     (a) Financial Statements of Business Acquired
         ------------------------------------------
         Independent Auditor's Report                                  F-1

          Combined Balance Sheets as of December 31,                    F-2
            1994 and 1995, and as of June 30, 1996

         Combined Statements of Operations for the years                 F-3
           ended December 31, 1994 and 1995, and the six months ended June 30, 1995 and 1996

         Combined Statements of Cash Flows for the years ended           F-4
           December 31, 1994 and 1995, and the six months ended
           June 30, 1995 and 1996

         Notes to Combined Financial Statements                       F-5 - F-8

   (b)  Pro Forma Financial Information.

        Pro Forma Combined Balance Sheet as of June 30, 1996               F-9

        Pro Forma Combined Statements of Operations for the year
        ended December 31, 1995 and for the six months ended June 30,
        1996                                                              F-10

   (c)  Exhibits

        1. Contribution and Exchange Agreement dated May 30, 1996 by and between Pegasus Communications Holdings, Inc. and Harron Communications Corp. (which is incorporated by reference to Exhibit 2.2 of the Company's Form S-1 filed on June 3, 1996 (SEC File No. 333-05057) (schedules and exhibits described in the agreement are omitted, but will be furnished supplementally to the Commission upon request).

        2.  Amendment No. 1 to Exhibit 1.

        3. Amendment No. 2 to Exhibit 1 dated September 3, 1996 (which is incorporated by reference to Exhibit 2.5 to Amendment No. 2 of the Company's Form S-1 filed on October 3, 1996).

        4.  Amendment No. 3 to Exhibit 3.

        5. Joinder Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated as of October 8, 1996.

        6. Stockholders' Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated as of October 8, 1996.

        7. Non-Competition Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated October 8, 1996.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PEGASUS COMMUNICATIONS CORPORATION


                                    By /s/ Robert N. Verdecchio
                                       -------------------------------------
                                       Robert N. Verdecchio,
                                       Senior Vice President, Chief Financial
                                       Officer and Assistant Secretary


October 22, 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Harron Communications Corp.

We have audited the accompanying combined balance sheets of the DBS Operations of Harron Communications Corp. (operating divisions of Harron Communications Corp., as more fully described in Note 1 to financial statements) (the "Divisions") as of December 31, 1995 and 1994, and the related combined statements of operations, and cash flows for the years then ended. These financial statements are the responsibility of the Divisions' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the financial position of the DBS Operations of Harron Communications Corp. at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations had the Divisions been unaffiliated with Harron Communications Corp. As discussed in Notes 1 and 8 to the combined financial statements, Harron Communications Corp. provides financing and certain legal, treasury, accounting, tax, risk management and other corporate services to the Divisions.


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania


April 26, 1996, except for
Note 9 as to which the
date is September 3, 1996

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.
                           COMBINED BALANCE SHEETS
                DECEMBER 31, 1994 AND 1995, AND JUNE 30, 1996

                                                              December 31,
                                                     ------------------------------      June 30,
                                                          1994            1995             1996
                                                      -------------   -------------    -------------
                                                                                       (Unaudited)
ASSETS
CURRENT ASSETS:
   Cash ...........................................    $  140,311      $   452,016     $   313,923
   Accounts Receivable, net of allowance for
     doubtful accounts of $64,100 in 1995 and 1996         71,818          485,803         323,659
   Inventory ......................................       766,945          304,335          31,079
                                                      -------------   -------------    -------------
          Total current assets  ...................       979,074        1,242,154         668,661
                                                      -------------   -------------    -------------
PROPERTY AND EQUIPMENT  ...........................        14,270           71,777          71,777
   Accumulated depreciation .......................        (1,000)          (9,565)        (17,132)
                                                      -------------   -------------    -------------
          Property and equipment, net  ............        13,270           62,212          54,645
                                                      -------------   -------------    -------------
FRANCHISE COSTS  ..................................     5,399,321        5,590,167       5,590,167
   Accumulated amortization .......................      (224,877)        (775,423)     (1,058,599)
                                                      -------------   -------------    -------------
          Franchise costs, net  ...................     5,174,444        4,814,744       4,531,568
                                                      -------------   -------------    -------------
TOTAL  ............................................    $6,166,788      $ 6,119,110     $ 5,254,874
                                                      =============   =============    =============
LIABILITIES AND DIVISION DEFICIENCY
CURRENT LIABILITIES:
   Accounts payable ...............................    $  272,340      $    49,290     $    22,987
   Accrued expenses (Note 4)  .....................       121,085          504,339         651,127
                                                      -------------   -------------    -------------
          Total current liabilities  ..............       393,425          553,629         674,114
                                                      -------------   -------------    -------------
DUE TO AFFILIATE (Note 8)  ........................     6,708,407        8,399,809       7,997,900
                                                      -------------   -------------    -------------
    Total liabilities  ............................     7,101,832        8,953,438       8,672,014
COMMITMENTS AND CONTINGENCIES
DIVISION DEFICIENCY  ..............................      (935,044)      (2,834,328)     (3,417,140)
                                                      -------------   -------------    -------------
TOTAL  ............................................    $6,166,788      $ 6,119,110     $ 5,254,874
                                                      =============   =============    =============

                 See notes to combined financial statements.

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                      COMBINED STATEMENTS OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 1994 AND 1995, AND
                   SIX MONTHS ENDED JUNE 30, 1995 AND 1996

                                            Year Ended                    Six Months Ended
                                           December 31,                       June 30,
                                 --------------------------------   -----------------------------
                                      1994             1995             1995            1996
                                  -------------   ---------------    ------------   -------------
                                                                             (Unaudited)
REVENUES:
   Programming ................     $  95,488       $ 1,677,581       $ 576,032      $1,606,878
   Equipment and other ........       279,430           835,379         147,175         289,708
                                  -------------   ---------------    ------------   -------------
                                      374,918         2,512,960         723,207       1,896,586
                                  -------------   ---------------    ------------   -------------
COST OF SALES:
   Programming ................        42,464           707,880         245,717         798,796
   Equipment and other ........       233,778           901,420         135,386         288,284
                                  -------------   ---------------    ------------   -------------
                                      276,242         1,609,300         381,103       1,087,080
                                  -------------   ---------------    ------------   -------------
GROSS PROFIT  .................        98,676           903,660         342,104         809,506
                                  -------------   ---------------    ------------   -------------
OPERATING EXPENSES:
   Selling ....................        17,382           463,425          85,806          87,241
   General and administrative .       199,683         1,009,633         341,657         594,479
   Corporate allocation .......       103,200           139,700          69,800          76,393
   Depreciation and
     amortization  ............       225,877           559,111         274,661         290,743
                                  -------------   ---------------    ------------   -------------
                                      546,142         2,171,869         771,924       1,048,856
                                  -------------   ---------------    ------------   -------------
LOSS FROM OPERATIONS  .........      (447,466)       (1,268,209)       (429,820)       (239,350)
INTEREST EXPENSE  .............       487,578           631,075         307,843         343,462
                                  -------------   ---------------    ------------   -------------
NET LOSS  .....................     $(935,044)      $ 1,899,284)      $(737,663)     $ (582,812)
                                  =============   ===============    ============   =============

See notes to combined financial statements.

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                      COMBINED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1994 AND 1995, AND
                   SIX MONTHS ENDED JUNE 30, 1995 AND 1996

                                                           Year Ended                     Six Months Ended
                                                          December 31,                        June 30,
                                                --------------------------------   ------------------------------
                                                     1994             1995              1995            1996
                                                 -------------   ---------------    -------------   -------------
                                                                                            (Unaudited)
OPERATING ACTIVITIES:
   Net loss ..................................    $  (935,044)     $(1,899,284)      $ (737,663)     $(582,812)
   Adjustments to reconcile net loss to net
     cash provided by (used in) operating
     activities:
     Depreciation and amortization  ..........        225,877          559,111          274,661        290,743
     Changes in assets and liabilities:
        Accounts receivable ..................        (71,818)        (413,985)         (35,256)       162,144
        Inventory ............................       (766,945)         462,610         (169,343)       273,256
        Accounts payable .....................        272,340         (223,050)        (165,084)       (26,303)
        Accrued expenses .....................        121,085          383,254           66,048        146,788
                                                 -------------   ---------------    -------------   -------------
          Net cash provided by (used in)
             operating activities ............     (1,154,505)      (1,131,344)        (766,637)       263,816
                                                 -------------   ---------------    -------------   -------------
INVESTING ACTIVITIES:
   Purchase of property and equipment ........        (14,270)         (57,507)         (48,217)            --
   Purchase of franchise rights and other ....                        (190,846)        (189,690)            --
                                                 -------------   ---------------    -------------   -------------
          Net cash used in investing
             activities ......................        (14,270)        (248,353)        (237,907)            --
                                                 -------------   ---------------    -------------   -------------
FINANCING ACTIVITIES -- Advances from (to)
   affiliate, net ............................      1,309,086        1,691,402        1,006,890       (401,909)
                                                 -------------   ---------------    -------------   -------------
NET INCREASE (DECREASE) IN CASH  .............        140,311          311,705            2,346       (138,093)
CASH, BEGINNING OF YEAR  .....................                         140,311          140,311        452,016
                                                 -------------   ---------------    -------------   -------------
CASH, END OF YEAR  ...........................    $   140,311      $   452,016       $  142,657      $ 313,923
                                                 =============   ===============    =============   =============

                 See notes to combined financial statements.

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                    YEARS ENDED DECEMBER 31, 1994 AND 1995

1. PRESENTATION AND NATURE OF BUSINESS

   Basis of Presentation -- The DBS Operations of Harron Communications Corp. (the "Divisions") are comprised of the assets and liabilities of two operating divisions of Harron Communications Corp. ("Harron") that provide direct broadcast satellite ("DBS") services. Harron intends to sell these assets pursuant to an agreement with Pegasus Communications Holdings, Inc. (see Note 9). These divisions have no separate legal existence apart from Harron.

   The historical combined financial statements of the DBS Operations of Harron Communications Corp. do not necessarily reflect the results of operations or financial position that would have existed if the component DBS operating divisions were independent companies. Harron provides certain legal, treasury, accounting, tax, risk management and other corporate services to the Divisions (see Note 8). There are no significant intercompany transactions or balances between the component divisions.

   Nature of Business -- The Divisions provide direct broadcast satellite television distribution services and sell the related equipment in rural territories located in Michigan and Texas franchised by the National Rural Telecommunications Cooperative ("NRTC") and DIRECTV. While these franchises are exclusive as they relate to programming provided by DIRECTV, other programming providers may offer DBS services within the Divisions' markets.

   In 1993, the Divisions purchased their initial franchises with a potential subscriber base of 343,174 homes for approximately $5,395,000. In July 1994, the Divisions added their first DBS subscriber. In 1995, the Divisions purchased an additional franchise with a potential subscriber base of 7,695 homes for approximately $190,000. Total subscribers at December 31, 1995 and 1994 were 6,573 and 1,737 homes, respectively.

   Under the franchise agreements, DIRECTV operates a satellite through which programming is transmitted. The NRTC provides certain billing and collection services to the Divisions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Accounts Receivable -- Accounts receivable consist of amounts due from customers for programming services and equipment purchases and installation. In 1995, the Divisions sold equipment and related installation to approximately 50 customers under contracts with repayment terms of up to 48 months. The Divisions have provided a reserve for estimated uncollectible amounts of $64,100 at December 31, 1995. Bad debt expense in 1994 and 1995 was $0 and $87,400, respectively.

   Inventory -- Inventory, consisting of DBS systems (primarily, satellite dishes and converter boxes) and related parts and supplies, is stated at the lower of cost (first in - first out method) or market. Because of the nature of the technology involved, the value of inventory held by the Divisions is subject to changing market conditions. Accordingly, inventory has been written down to its estimated net realizable value, and results of operations in 1995 include a corresponding charge of approximately $105,000.

   In 1995, the Divisions provided demonstration units to certain dealers and others. The cost of demonstration units is expensed when such units are placed in service. In 1995, demonstration units amounting to approximately $32,000 were placed in service.

   Property and Equipment -- Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

   Franchise Costs -- Franchise acquisition costs are capitalized and are being amortized using the straight-line method over the remaining minimum franchise period (originally 10 years) which approximates the estimated useful life of the satellite operated by DIRECTV.

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                    YEARS ENDED DECEMBER 31, 1994 AND 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  - (Continued)

   The Divisions evaluate the carrying value of long-term assets, including franchise acquisition costs, based upon current anticipated undiscounted cash flows, and recognizes impairment when it is probable that such estimated cash flows will be less than the carrying value of the asset. Measurement of the amount of the impairment, if any, is based upon the difference between the carrying value and the estimated fair value.

   Revenue Recognition -- Revenue in connection with programming services and associated costs are recognized when such services are provided. Amounts received in advance of the services being provided are recorded as unearned revenue. Revenue in connection with the sale of equipment and installation and associated costs are recognized when the equipment is installed.

   Income Taxes -- The Divisions are included in the consolidated tax return of Harron. Accordingly, income taxes have been presented in these combined financial statements as though the Divisions filed a separate combined federal income tax return and separate state tax returns.

   The Divisions account for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes (See Note 5).

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   Unaudited Data -- The combined balance sheet as of June 30, 1996 and the combined statements of operations and cash flows for the three months ended June 30, 1995 and 1996 have been prepared by the Divisions and have not been audited. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the combined financial position, results of operations and cash flows of the Divisions as of June 30, 1996 and for the six months ended June 30, 1995 and 1996 have been made. The combined results of operations for the six months ended June 30, 1996 are not necessarily indicative of operating results for the full year.

   Disclosures About Fair Value of Financial Instruments -- The following disclosure of the estimated fair value of financial instruments is made in accordance with SFAS No. 107, Disclosures About Fair Value of Financial Instruments.

       Cash, Accounts Receivable, Accounts Payable, and Accrued Expenses -- The carrying amounts of these items approximate their fair values as of December 31, 1994 and 1995 because of their short maturity.

       Due to Affiliates -- A reasonable estimate of fair value is not practicable to obtain because of the related party nature of this item.

3. PROPERTY AND EQUIPMENT

   Property and equipment consist of the following:


                                  Estimated                December 31,
                                    Years           --------------------------
                                 Useful Life           1994            1995
                                -------------        ---------       ---------
Furniture and fixtures  .            10              $ 8,550         $19,435
Computer equipment  .....             5                5,720          25,839
Automobiles  ............             3                               21,005
Other  ..................             3                                5,498
                                                     ---------       ---------
                                                      14,270          71,777
Accumulated depreciation .                            (1,000)         (9,565)
                                                     ---------       ---------
                                                     $13,270         $62,212
                                                     =========       =========

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                    YEARS ENDED DECEMBER 31, 1994 AND 1995

4. ACCRUED EXPENSES

   Accrued expenses consist of the following:

                                                    December 31,
                                        --------------------------------------
                                          1994                        1995
                                        ----------                  ----------
Programming  .........                  $ 33,038                    $200,300
Commissions  .........                     5,618                      84,676
Salaries and benefits                     25,000                      16,019
Unearned revenue  ....                    47,339                     165,496
Other  ...............                    10,090                      37,848
                                        ----------                  ----------
                                        $121,085                    $504,339
                                        ==========                  ==========

5. INCOME TAXES

   The Divisions account for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach for financial accounting and reporting of income taxes. Under this approach, deferred taxes are recognized for the estimated taxes ultimately payable or recoverable based on enacted tax law. Changes in enacted tax law will be reflected in the tax provision as they occur. Deferred income taxes reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss carryforwards.

   For each year presented, there is no provision or benefit for income taxes due to net losses incurred and the effect of recording a 100% valuation allowance on net deferred tax assets.

   Significant items comprising the Divisions' deferred tax assets and liabilities at December 31, are as follows:

                                                  1994               1995
                                               -----------       -------------
Differences between book and tax basis:
   Intangible assets ...................       $  17,000         $    85,000
   Inventory ...........................                              52,000
   Other ...............................                              24,000
Net operating carryforwards  ...........         342,000             978,000
                                               -----------       -------------
          Net deferred tax asset  ......         359,000           1,139,000
Valuation allowance  ...................        (359,000)         (1,139,000)
                                               -----------       -------------
Net deferred tax balance  ..............       $       0         $         0
                                               ===========       =============

   The Divisions have recorded a valuation allowance of $359,000 and $1,139,000 at December 31, 1994 and 1995, respectively, against deferred tax assets, reducing these assets to amounts which are more likely than not to be realized. The increase in the valuation allowance of $780,000 from December 31, 1994 is primarily attributable to the increase in the tax benefits associated with the Divisions' net operating loss carryforwards. The benefits of these net operating loss carryforwards are not transferable pursuant to the transaction described in Note 9.

                DBS OPERATIONS OF HARRON COMMUNICATIONS CORP.

                    YEARS ENDED DECEMBER 31, 1994 AND 1995

6. DIVISION DEFICIENCY

   Changes in division deficiency for the years ended December 31, 1994 and 1995 are as follows:

Balance, January 1, 1994   ................................     $         0
   1994 Net Loss ..........................................        (935,044)
                                                               -------------
Balance, December 31, 1994 ................................        (935,044)
   1995 Net loss ..........................................      (1,899,284)
                                                               -------------
Balance, December 31, 1995 ................................     $(2,834,328)
                                                               =============

7. EMPLOYEE SAVINGS PLAN

   Employees of the Divisions who have completed one year of service, as defined, may contribute from 1% to 15% of their earnings to a 401(k) plan administered by Harron for its employees. The Divisions will match 50% of the employee contributions up to 6% of earnings. The Divisions' expense related to the savings plan was $0 and $1,280 in 1994 and 1995, respectively.

8. RELATED PARTY TRANSACTIONS

   Amounts due to affiliate represent cash advances for franchise acquisitions, capital expenditures and working capital deficiencies. Interest expense of approximately $488,000 and $631,000 was charged in 1994 and 1995, respectively, and was added to the outstanding balance. The rate of interest is determined by Harron based on its cost of borrowed funds. At December 31, 1995, this rate was approximately 8.3%. Although these advances have no stated repayment terms, Harron has agreed not to seek repayment through March 1997.

   Approximately $103,200 and $139,700 of Harron's corporate expenses has been charged to the Divisions in 1994 and 1995, respectively. In addition, approximately $26,000 and $143,000 has been charged to the Divisions for Harron's regional support of the Divisions' operations in 1994 and 1995, respectively, and are included in general and administrative expenses. These costs include legal, treasury, accounting, tax, risk management, advertising and building rent and are charged to the Divisions based on management's estimate of the Divisions' allocable share of such costs. Management believes that its allocation method is reasonable.

   The Divisions' assets have been pledged as collateral for certain loans of Harron that have outstanding balances of approximately $188,000,000 at December 31, 1995.

9. SUBSEQUENT EVENT

   On April 4, 1996, Harron entered into a letter of intent with Pegasus Communications Holdings, Inc. ("Pegasus"). The terms of this letter are subject to change pursuant to ongoing negotiations between Pegasus and Harron. Under the present understanding of terms as of September 3, 1996, Pegasus and Harron would simultaneously contribute assets into a newly-formed Delaware Corporation ("Newco"). Newco would simultaneously undertake an initial public offering of common stock ("Public Stock"). At the closing of the transaction, Harron would contribute its DBS operations to Newco in exchange for (a) cash in the amount of $17.9 million and (b) the number of shares of Newco common stock that could be purchased for $11.9 million at the price at which the Public Stock is first offered to the public. Although the Divisions believe that this transaction will be consummated, there can be no assurances that it will occur at all or on the terms described above.

                       Pegasus Communications Corporation
                        Pro Forma Combined Balance Sheet
                                  June 30, 1996


                                                                     Portland        Dom's           Credit
                                                       Actual          (a)         TeleCable (b)  Facility (c)
                                                    -------------  -------------  --------------  ------------
          ASSETS

Cash and cash equivalents                               $3,199       ($3,550)      ($22,200)        $21,645
Restricted cash                                          4,869
Accounts receivable, net                                 6,825
Inventory                                                  460
Prepaid exp. & other current assets                      1,729
Property and equipment, net                             24,472                        1,865
Intangibles, net                                        60,757         4,100         21,708             941
Other assets                                             1,936
                                                      ---------      --------      ---------       ---------

          Total assets                                $104,247          $550         $1,373         $22,586
                                                      =========      ========      =========       =========

          LIABILITIES AND TOTAL EQUITY

Current liabilities                                     $5,913          (600)         1,373
Notes payable                                               54
Accrued interest                                         5,322
Current portion of long-term debt                          364
Current portion of program rights payable                1,356
Long-term debt, net                                     94,445                                       22,800
Program rights payable                                   1,161
Other long term liabilities                                115
Class A Common Stock                                         2             1
Class B Common Stock
Additional paid in capital                               7,881         1,149
Retained earnings                                         (474)                                        (214)
Partners deficit                                       (11,892)

                                                      ---------      --------      ---------       ---------

          Total liabilities and equity                $104,247          $550         $1,373         $22,586
                                                      =========      ========      =========       =========

RESTUBBED TABLE



                                                     Stock
                                                 Offering (d)     Sub-total        Harron        Pro Forma
                                                 --------------  -------------  --------------  -------------
          ASSETS

Cash and cash equivalents                            $32,266          $31,360      ($17,894)      $13,466
Restricted cash                                                         4,869                       4,869
Accounts receivable, net                                                6,825                       6,825
Inventory                                                                 460                         460
Prepaid exp. & other current assets                                     1,729                       1,729
Property and equipment, net                                            26,337                      26,337
Intangibles, net                                                       87,506        29,824       117,330
Other assets                                                            1,936                       1,936
                                                    ---------        ---------     ---------     ---------

          Total assets                               $32,266         $161,022       $11,930      $172,952
                                                    =========        =========     =========     =========

          LIABILITIES AND TOTAL EQUITY

Current liabilities                                                    $6,686                      $6,686
Notes payable                                                              54                          54
Accrued interest                                                        5,322                       5,322
Current portion of long-term debt                                         364                         364
Current portion of program rights payable                               1,356                       1,356
Long-term debt, net                                   (3,000)         114,245                     114,245
Program rights payable                                                  1,161                       1,161
Other long term liabilities                                               115                         115
Class A Common Stock                                      35               38             8            46
Class B Common Stock                                      46               46                          46
Additional paid in capital                            35,185           44,215        11,922        56,137
Retained earnings                                                        (688)                       (688)
Partners deficit                                                      (11,892)                    (11,892)

                                                    ---------        ---------     ---------     ---------

          Total liabilities and equity               $32,266         $161,022       $11,930      $172,952
                                                    =========        =========     =========     =========


(a) To record acquisition of WPXT's license and Fox Affiliation Agreement.
(b) To record acquisition of the assets of Dom's TeleCable.
(c) To record the Companies New Credit Facility and associated costs.
(d) To record the net proceeds from the issuance of Class A Common Stock.

                       Pegasus Communications Corporation
                   Pro Forma Combined Statements of Operations
                          Year Ended December 31, 1995

                                                          Portland                     Dom's         The
                                             Actual     Broadcasting    WTLH, Inc    TeleCable    Offering     Adjustments
                                          -----------------------------------------------------------------------------------------
                                                                  (Dollars in thousands, except earnings per share)
Net Revenues:
     Television                              $19,973      $4,409         $2,784                                      $139
     DBS                                       1,469
     Cable                                    10,606                                  $5,777
     Other                                       100
                                          -----------------------------------------------------------------------------------------
       Total net revenues                     32,148       4,409          2,784        5,777                          139
                                          -----------------------------------------------------------------------------------------

Operating expenses:
     Television                               13,933       3,441          2,133                                      (297)
     DBS                                       1,379
     Cable                                     5,791                                   3,485                         (332)
     Other                                        38
Incentive compensation                           528
Corporate expenses                             1,364         147             40                                       181
Depreciation and amortization                  8,751         212            107          501           129          2,086

                                          -----------------------------------------------------------------------------------------
Income (loss) from operations                    364         609            504        1,791          (129)        (1,499)

Interest expense                              (8,817)     (1,138)          (163)        (850)        2,919         (1,670)
Interest income                                  370
Other income (expenses), net                     (44)       (542)           (64)          50                          606
Provision (benefit) for income taxes              30                        105         (189)                         189
                                          -----------------------------------------------------------------------------------------
Income (loss)  before
 extraordinary item                           (8,157)     (1,071)           172        1,180         2,790         (2,752)
Extraordinary gain from
  extinguishment of debt, net                 10,210
                                          -----------------------------------------------------------------------------------------
  Net Income                                  $2,053     ($1,071)          $172       $1,180        $2,790        ($2,752)
                                          =========================================================================================

Income (loss) per share:
     Loss before extraordinary items          ($0.88)     ($0.12)         $0.02        $0.13         $0.30         ($0.30)
     Extraordinary gain                         1.10
                                          -----------------------------------------------------------------------------------------
     Net income                                $0.22      ($0.12)         $0.02        $0.13         $0.30         ($0.30)
                                          =========================================================================================

     Weighted average shares o/s           9,245,129   9,245,129      9,245,129    9,245,129     9,245,129      9,245,129
                                          =========================================================================================

RESTUBBED TABLE

                                                                                             Pro
                                           Sub-total          Harron     Adjustments         Forma
                                       --------------------------------------------------------------

Net Revenues:
     Television                             $27,305                                          $27,305
     DBS                                      1,469           $2,513                           3,982
     Cable                                   16,383                                           16,383
     Other                                      100                                              100
                                       --------------------------------------------------------------
       Total net revenues                    45,257            2,513                          47,770
                                       --------------------------------------------------------------

Operating expenses:
     Television                              19,210                                           19,210
     DBS                                      1,379            3,083         (280) (a)         4,182
     Cable                                    8,944                                            8,944
     Other                                       38                                               38
Incentive compensation                          528                                              528
Corporate expenses                            1,732              139         (139) (b)         1,732
Depreciation and amortization                11,786              559        2,441  (c)        14,786

                                       --------------------------------------------------------------
Income (loss) from operations                 1,640           (1,268)      (2,022)            (1,650)

Interest expense                             (9,719)            (631)        (257) (d)       (10,607)
Interest income                                 370                                              370
Other income (expenses), net                      6                                                6
Provision (benefit) for income taxes            135                                              135
                                       --------------------------------------------------------------
Income (loss)  before
 extraordinary item                          (7,838)          (1,899)      (2,279)           (12,016)
Extraordinary gain from
  extinguishment of debt, net                10,210                                           10,210
                                       --------------------------------------------------------------
  Net Income                                 $2,372          ($1,899)     ($2,279)           ($1,806)
                                       ==============================================================

Income (loss) per share:
     Loss before extraordinary items         ($0.85)          ($0.21)      ($0.25)            ($1.31)
     Extraordinary gain                        1.10                                             1.10
                                       --------------------------------------------------------------
     Net income                               $0.25           ($0.21)      ($0.25)            ($0.21)
                                       ==============================================================

     Weighted average shares o/s          9,245,129        9,245,129    9,245,129          9,245,129
                                       ==============================================================

                                      F-10

                       Pegasus Communications Corporation
                   Pro Forma Combined Statements of Operations
                             Six Months Ended June 30, 1996

                                                               Portland                    Dom's         The
                                                Actual       Broadcasting    WTLH, Inc   TeleCable    Offering      Adjustments
                                          --------------------------------------------------------------------------------------
                                                 (Dollars in thousands, except earnings per share)
Net Revenues:
     Television                                $11,932            $247         $404                                      $17
     DBS                                         1,568
     Cable                                       5,626                                    $3,190
     Other                                          56
                                          --------------------------------------------------------------------------------------
       Total net revenues                       19,182             247          404        3,190                          17
                                          --------------------------------------------------------------------------------------

Operating expenses:
     Television                                  8,271             294          243                                      (43)
     DBS                                         1,261
     Cable                                       3,087                                     1,811                        (166)
     Other                                           9
Incentive compensation                             430
Corporate expenses                                 709              12           21
Depreciation and amortization                    4,905               6           11          201          64             731

                                          --------------------------------------------------------------------------------------
Income (loss) from operations                      510             (65)         129        1,178         (64)           (505)

Interest expense                                (5,570)           (565)         (20)        (413)      1,460            (281)
Interest income                                    151
Other income (expenses), net                       (62)             20          (17)
Provision (benefit) for income taxes              (133)                          35          333                        (368)
                                          --------------------------------------------------------------------------------------
Income (loss)  before
 extraordinary item                             (4,838)           (610)          57          432       1,396            (418)
Extraordinary gain from
  extinguishment of debt, net
                                          --------------------------------------------------------------------------------------
  Net Income                                   ($4,838)          ($610)         $57         $432      $1,396           ($418)
                                          ======================================================================================

Income (loss) per share:
     Loss before extraordinary items            ($0.52)         ($0.07)       $0.01        $0.05       $0.15          ($0.05)
     Extraordinary gain
                                          --------------------------------------------------------------------------------------
     Net income                                 ($0.53)         ($0.07)       $0.01        $0.05       $0.15          ($0.05)
                                          ======================================================================================

     Weighted average shares o/s             9,245,129       9,245,129    9,245,129    9,245,129   9,245,129       9,245,129
                                          ======================================================================================


RESTUBBED TABLE



                                                 Sub-total          Harron        Adjustments       Total
                                          -----------------------------------------------------------------

Net Revenues:
     Television                                   $12,600                                          $12,600
     DBS                                            1,568           $1,896                           3,464
     Cable                                          8,816                                            8,816
     Other                                             56                                               56
                                          -----------------------------------------------------------------
       Total net revenues                          23,040            1,896                          24,936
                                          -----------------------------------------------------------------

Operating expenses:
     Television                                     8,765                                            8,765
     DBS                                            1,261            1,769         (168) (a)         2,862
     Cable                                          4,732                                            4,732
     Other                                              9                                                9
Incentive compensation                                430                                              430
Corporate expenses                                    742               76          (76) (b)           742
Depreciation and amortization                       5,918              291          959  (c)         7,168

                                          -----------------------------------------------------------------
Income (loss) from operations                       1,183             (240)        (715)               228

Interest expense                                   (5,389)            (343)        (101) (d)        (5,833)
Interest income                                       151                                              151
Other income (expenses), net                          (59)                                             (59)
Provision (benefit) for income taxes                 (133)                                            (133)
                                          -----------------------------------------------------------------
Income (loss)  before
 extraordinary item                                (3,981)            (583)        (816)            (5,380)
Extraordinary gain from
  extinguishment of debt, net
                                          -----------------------------------------------------------------
  Net Income                                      ($3,981)           ($583)       ($816)           ($5,380)
                                          =================================================================

Income (loss) per share:
     Loss before extraordinary items               ($0.43)          ($0.06)      ($0.09)            ($0.58)
     Extraordinary gain
                                          -----------------------------------------------------------------
     Net income                                    ($0.43)          ($0.06)      ($0.09)            ($0.58)
                                          =================================================================

     Weighted average shares o/s                9,245,129        9,245,129    9,245,129          9,245,129
                                          =================================================================

                                      F-11

                       Pegasus Communications Corporation
                               Pro Forma Footnotes





(a) To eliminate rent and overhead expenses incurred by the prior owner that will not be incurred by the Company.

(b)  To eliminate corporate expenses charged by the prior owner.

(c) To adjust depreciation and amortization for the assets recorded by the Company in connection with the acquisition of Harron's Michigan and Texas DBS properties.

(d) To remove interest expense from Harron and record interest expense on the cash portion of the Harron purchase price.

                                  EXHIBIT INDEX


Exhibit
-------

1. Contribution and Exchange Agreement dated May 30, 1996 by and between Pegasus Communications Holdings, Inc. and Harron Communications Corp. (which is incorporated by reference to Exhibit 2.2 of the Company's Form S-1 filed on June 3, 1996 (SEC File No. 333-05057) (schedules and exhibits described in the agreement are omitted, but will be furnished supplementally to the Commission upon request).

2.   Amendment No. 1 to Exhibit 1.

3. Amendment No. 2 to Exhibit 1 dated September 3, 1996 (which is incorporated by reference to Exhibit 2.5 to Amendment No. 2 to the Company's Registration Statement on Form S-1 filed on October 3, 1996 (SEC File No. 333-05057).

4.   Amendment No. 3 to Exhibit 1.

5. Joinder Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated as of October 8, 1996.

6. Stockholders' Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated as of October 8, 1996.

7. Non-Competition Agreement by and among Pegasus Communications Holdings, Inc., Pegasus Communications Corporation and Harron Communications Corp. dated October 8, 1996.